Exhibit 99.1

Thomas Properties Group, Inc.

Supplemental Financial Information

For the Third Quarter 2006

DRAFT

Thomas Properties Group, Inc.

Supplemental Financial Information

For the Third Quarter 2006

TABLE OF CONTENTS

Corporate
Company Background	2
Quarterly Highlights	3

Supplemental Financial Information
Operating and Financial Information	4
Consolidated Statements of Operations	5
Consolidated Balance Sheets	6
Unconsolidated Real Estate Entities Statements of Operations	7
Unconsolidated Real Estate Entities Balance Sheets	8
Pro-Rata Consolidated Statements of Operations	9
Pro-Rata Consolidated Balance Sheet	12
Earnings Before Depreciation, Amortization and Deferred Taxes	13
After Tax Cash Flow	16
Investment Advisory, Management, Leasing, and Development Services	19
Portfolio Data	20
Debt Summary	23
Capital Structure	25
Other Information	26

This supplemental financial information, together with other statements and information publicly disseminated by Thomas Properties Group, Inc., contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events. Such statements are also based on assumptions and expectations which may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. Management does not undertake any obligations to update information provided in forward-looking statements other than regularly scheduled releases of information. A discussion of some of the factors that may affect our future results is set forth under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in our Form 10-K and Form 10-Qs that we file with the SEC.

Thomas Properties Group, Inc.

Supplemental Financial Information

COMPANY BACKGROUND

Thomas Properties Group, Inc. (TPGI) is a full-service real estate operating company that owns, acquires, develops and manages office, retail and multi-family properties on a nationwide basis. We are the successor company to Thomas Properties Group, LLC and its affiliates (TPGI Predecessor). TPGI Predecessor was founded in 1996 by our Chairman, Chief Executive Officer and President, Mr. James A. Thomas.

Our properties are located in Southern California and Sacramento, California; Philadelphia, Pennsylvania; Northern Virginia; Houston, Texas; and Austin, Texas. As of September 30, 2006, we own interests in and asset manage 14 operating properties with 9.3 million rentable square feet and provide asset and/or property management services on behalf of third parties for an additional five operating properties with 2.6 million rentable square feet. We also own, hold interests in and have the ability to develop land suitable for the development of up to approximately 6.6 million rentable square feet of space.

Thomas Properties Group, Inc.

Supplemental Financial Information

QUARTERLY HIGHLIGHTS

On August 1, 2006, TPG/P&A 2101 Market, LP, a subsidiary of Thomas Properties Group, L.P. (our operating partnership, a subsidiary of TPGI) closed on a $142.5 million construction loan with Corus Bank to fund the construction of Murano, a 43-story 302-unit residential condominium project in Philadelphia, Pennsylvania. The loan term is for 36 months, with a 12 month extension option, and bears interest at LIBOR plus 3.25%. On September 27, 2006, a wholly owned subsidiary of our operating partnership entered into an agreement with Greenwich Capital Financial Products, Inc. (“Greenwich”) to borrow $17.4 million to partially fund our $20.5 million preferred equity interest in Murano. This loan matures on September 2007, unless extended with the consent of Greenwich until September 2008. The loan bears interest at LIBOR plus 1.5% and is guaranteed by our operating partnership.

On September 15, 2006, TPG-El Segundo Partners, LLC, a wholly owned subsidiary of Thomas Properties Group, L.P. sold a 5.4 acre parcel of our Campus El Segundo development property for $4.9 million, and also deeded a 1.0 acre parcel of the Campus El Segundo property to the City of El Segundo. On September 29, 2006, TPG-El Segundo Partners, LLC sold 14.1 acres of the Campus El Segundo property for $24.9 million. This sale resulted in a total gain of $18.2 million, of which we recognized $9.6 million and deferred $8.6 million to be recognized as we complete required infrastructure improvements. The total Campus El Segundo development project is comprised of 46.5 acres and, as currently planned, will consist of up to 2.175 million square feet of mixed-use development. The 14.1 acre parcel we sold may include up to approximately 250,000 square feet of development, and the remaining 26.1 acre parcel will support up to 1.9 million square feet of development.

Thomas Properties Group, Inc.

Supplemental Financial Information

OPERATING AND FINANCIAL INFORMATION

Financial Measures

This supplemental financial information includes certain financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) under the full consolidation accounting method, and certain financial measures prepared in accordance with the pro-rata consolidation method (non-GAAP). Along with net income, we use two additional measures, Earnings before Depreciation, Amortization and Deferred Taxes (“EBDT”) and After Tax Cash Flow (“ATCF”), to report operating results. EBDT and ATCF are non-GAAP financial measures and may not be directly comparable to similarly-titled measures reported by other companies. We believe the financial measures presented under the pro-rata consolidation method provide supplemental information helpful to an understanding of our results of operations. Although these financial measures are not presented in accordance with GAAP, we believe these measures assist investors in understanding our business and operating results. We believe this information provides useful supplemental data regarding the underlying economics of our business operations because operating results presented under GAAP may include items that are nonrecurring or not necessarily relevant to ongoing operations, or difficult to forecast for future periods. Management uses these non-GAAP financial measures to review our company’s operating results for comparative purposes with respect to previous periods or forecasts, and also to evaluate future prospects. Our investors can also use these non-GAAP financial measures as supplementary information to evaluate operating performance. Our non-GAAP financial measures are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP financial measures. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect our operations, and accordingly should always be considered as supplemental to our financial results presented in accordance with GAAP.

Pro-Rata Consolidated Statements of Operations and Pro-Rata Consolidated Balance Sheet

Included are pro-rata consolidated statements of operations, as well as a pro-rata consolidated balance sheet, because we believe this information is useful to investors as this method reflects the manner in which we operate our business, and provides more detailed information regarding the operations of the unconsolidated investments. We have made investments in which our economic ownership is less than 100% as a means of procuring additional investment opportunities and sharing risk. A significant amount of our business activity has and will continue to be conducted through our unconsolidated investments. Under GAAP, these investments are not consolidated in our financial statements. Under the pro-rata consolidation method, we present the results of our investments proportionate to our share of ownership. Our management considers the performance of our unconsolidated investments both individually and as a contributing factor to our operating performance for purposes of financial planning and making operating decisions. We believe this presentation of the performance of our unconsolidated investments is helpful to investors in understanding and evaluating our current operating performance as well as for purposes of period-to-period comparisons. We provide reconciliations from the full consolidation method to the pro-rata consolidation method in this supplemental financial information.

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) and After Tax Cash Flow (ATCF)

EBDT and ATCF are non-GAAP financial measures and may not be directly comparable to similarly-titled measures reported by other companies. We believe the financial measures presented under the pro-rata consolidation method provide supplemental information helpful to an understanding of our results of operations. Although these financial measures are not presented in accordance with GAAP, we believe these measures assist investors in understanding our business and operating results. EBDT and ATCF reflect operating performance results for our company that assist management in evaluating trends for comparative and planning purposes. However our non-GAAP financial measures are not intended to be regarded as alternatives to, or more meaningful than, our GAAP financial measures.

See pages 13-15 for a discussion of EBDT and a reconciliation of EBDT to net income (loss) and pages 16-18 for a discussion of ATCF and a reconciliation of ATCF to net income (loss).

Thomas Properties Group, Inc.

Supplemental Financial Information

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2006	2005	2006	2005
Revenues:
Rental	$8,251	$7,676	$24,886	$24,229
Tenant reimbursements	4,777	4,704	14,319	14,286
Parking and other	844	870	3,059	3,266
Investment advisory, management, leasing, and development services	2,113	1,148	5,896	3,601
Investment advisory, management, leasing, and development services - unconsolidated real estate entities	3,306	2,887	9,645	6,124

Total revenues	19,291	17,285	57,805	51,506

Expenses:
Rental property operating and maintenance	3,612	3,265	11,789	10,909
Real estate taxes	1,512	1,451	4,431	4,343
Investment advisory, management, leasing, and development services	2,790	1,554	6,894	4,482
Rent - unconsolidated real estate entities	55	58	170	175
Interest	5,119	4,971	15,878	16,224
Depreciation and amortization	3,112	2,957	9,517	9,384
General and administrative	3,489	3,722	11,755	9,649

Total expenses	19,689	17,978	60,434	55,166

Gain on purchase of other secured loan	—	—	—	25,776
Gain on sale of real estate	9,599	—	9,599	—
Loss from early extinguishment of debt	—	—	(360)	—
Interest income	594	363	1,867	1,084
Equity in net loss of unconsolidated real estate entities	(5,165)	(5,639)	(9,500)	(9,377)
Minority interests - unitholders in the Operating Partnership	(2,568)	3,270	728	(7,386)
Minority interests in consolidated real estate entities	34	(115)	(490)	(82)

Income (loss) before benefit for income taxes	2,096	(2,814)	(785)	6,355
(Provision) benefit for income taxes	(786)	1,068	303	(2,811)

Net income (loss)	$1,310	$(1,746)	$(482)	$3,544

Basic earnings (loss) per share	$0.09	$(0.12)	$(0.03)	$0.25
Diluted earnings (loss) per share	0.09	(0.12)	(0.03)	0.25
Weighted average common shares - basic	14,343,833	14,303,774	14,333,815	14,298,532
Weighted average common shares - diluted	14,826,378	14,303,774	14,333,815	14,307,584

Thomas Properties Group, Inc.

Supplemental Financial Information

CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	September 30, 2006	December 31, 2005
ASSETS
Investments in real estate	$435,942	$409,735
Less accumulated depreciation	(111,671)	(104,325)

	324,271	305,410
Investment in real estate - development property held for sale	—	7,751

	324,271	313,161
Investments in unconsolidated real estate entities	45,515	41,124
Cash and cash equivalents	84,604	63,915
Restricted cash	19,678	15,511
Rents and other receivables, net	2,521	1,804
Receivables - unconsolidated real estate entities	1,742	3,335
Deferred rents	19,046	23,111
Deferred leasing and loan costs, net	15,129	16,173
Deferred tax asset	38,294	39,440
Other assets	5,834	4,313

Total assets	$556,634	$521,887

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage, other secured, and unsecured loans	$334,026	$325,179
Accounts payable and other liabilities	31,213	13,545
Dividends and distributions payable	1,916	1,905
Prepaid rent	3,889	3,753

Total liabilities	371,044	344,382
Minority interests:
Unitholders in the Operating Partnership	76,968	74,099
Minority interests in consolidated real estate entities	4,254	26

Total minority interests	81,222	74,125
Common stock	144	143
Limited voting stock	167	167
Additional paid-in capital	106,179	106,713
Retained deficit and dividends	(2,122)	(3,379)
Unearned compensation, net	—	(264)

Total stockholders’ equity	104,368	103,380

Total liabilities and stockholders’ equity	$556,634	$521,887

Thomas Properties Group, Inc.

Supplemental Financial Information

UNCONSOLIDATED REAL ESTATE ENTITIES STATEMENTS OF OPERATIONS

(in thousands)

(unaudited)

The following are the statements of operations of the unconsolidated real estate entities for the three and nine months ended September 30, 2006 and 2005. See list of unconsolidated entities on page 20.

	Three months ended September 30,		Nine months ended September 30,
	2006	2005	2006	2005
Revenues:
Rental	$27,439	$15,679	$72,810	$38,648
Tenant reimbursements	5,370	1,515	10,064	4,367
Parking and other	4,324	2,067	13,283	5,963

Total revenues	37,133	19,261	96,157	48,978

Expenses:
Rental property operating and maintenance	20,043	10,927	49,524	27,998
Real estate taxes	4,787	2,595	11,657	5,423
Interest	16,755	8,419	40,264	19,011
Depreciation and amortization	14,646	10,534	41,850	19,906

Total expenses	56,231	32,475	143,295	72,338

Loss continuing operations	(19,098)	(13,214)	(47,138)	(23,360)
Minority interest	(13,551)	(69)	(11,198)	3,960
Income (loss) from discontinued operations	—	(452)	6,328	(1,332)

Net loss	$(32,649)	$(13,735)	$(52,008)	$(20,732)

Thomas Properties Group, Inc.

Supplemental Financial Information

UNCONSOLIDATED REAL ESTATE ENTITIES BALANCE SHEETS

(in thousands)

(unaudited)

The following are the balance sheets of the unconsolidated real estate entities as of September 30, 2006 and December 31, 2005. See list of unconsolidated entities on page 20.

	September 30, 2006	December 31, 2005
ASSETS
Investments in real estate	$1,011,268	$746,551
Cash and cash equivalents	10,816	5,810
Restricted cash	70,995	32,308
Rents, deferred rents and other receivables, net	34,272	21,246
Deferred charges and other assets, net	121,126	102,142

Total assets	$1,248,477	$908,057

LIABILITIES AND OWNERS’ EQUITY
Mortgage, other secured, and unsecured loans	$1,036,891	$678,319
Accounts and interest payable and other liabilities	64,855	60,566

Total liabilities	1,101,746	738,885
Owners’ equity	146,731	169,172

Total liabilities and owners’ equity	$1,248,477	$908,057

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED STATEMENTS OF OPERATIONS (Non-GAAP)

(in thousands)

(unaudited)

The following are the pro-rata consolidated statements of operations of TPGI for the three months ended March 31, 2006 and June 30, 2006, including a reconciliation from the consolidated statements of operations to the pro-rata consolidated statements of operations.

	For the three months ended March 31, 2006			For the three months ended June 30, 2006
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Revenues:
Rental	$8,295	$5,525	$13,820	$8,340	$5,667	$14,007
Tenant reimbursements	4,893	478	5,371	4,649	499	5,148
Parking and other	897	734	1,631	1,318	1,244	2,562
Investment advisory, management, leasing, and development services	1,414	—	1,414	2,369	—	2,369
Investment advisory, management, leasing, and development services - unconsolidated real estate entities	2,173	—	2,173	4,166	—	4,166

Total revenues	17,672	6,737	24,409	20,842	7,410	28,252

Expenses:
Rental property operating and maintenance	4,328	3,194	7,522	3,849	3,585	7,434
Real estate taxes	1,456	775	2,231	1,463	801	2,264
Investment advisory, management, leasing, and development services	1,803	—	1,803	2,301	—	2,301
Rent - unconsolidated real estate entities	58	—	58	57	—	57
Interest	5,487	2,576	8,063	5,272	2,672	7,944
Depreciation and amortization	3,105	3,227	6,332	3,300	3,455	6,755
General and administrative	3,274	—	3,274	4,992	—	4,992

Total expenses	19,511	9,772	29,283	21,234	10,513	31,747

Loss from early extinguishment of debt	(360)	—	(360)	—	—	—
Interest income	676	—	676	596	—	596
Equity in net loss of unconsolidated real estate entities	(2,971)	2,971	—	(1,364)	1,364	—
Minority interests - unitholders in the Operating Partnership	2,691	—	2,691	604	—	604
Minority interests in consolidated real estate entities	(524)	—	(524)	—	—	—

Loss before income from discontinued operations and benefit for income taxes	(2,327)	(64)	(2,391)	(556)	(1,739)	(2,295)
Income from discontinued operations	—	64	64	—	1,739	1,739

Loss before benefit for income taxes	(2,327)	—	(2,327)	(556)	—	(556)
Benefit for income taxes	899	—	899	190	—	190

Net loss	$(1,428)	$—	$(1,428)	$(366)	$—	$(366)

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED STATEMENTS OF OPERATIONS (Non-GAAP) - continued

(in thousands)

(unaudited)

The following are the pro-rata consolidated statements of operations of TPGI for the three and nine months ended September 30, 2006 and 2005, including a reconciliation from the consolidated statements of operations to the pro-rata consolidated statements of operations.

	For the three months ended September 30, 2006			For the three months ended September 30, 2005
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Revenues:
Rental	$8,251	$8,503	$16,754	$7,676	$5,068	$12,744
Tenant reimbursements	4,777	1,712	6,489	4,704	477	5,181
Parking and other	844	1,530	2,374	870	696	1,566
Investment advisory, management, leasing, and development services	2,113	—	2,113	1,148	—	1,148
Investment advisory, management, leasing, and development services - unconsolidated real estate entities	3,306	—	3,306	2,887	—	2,887

Total revenues	19,291	11,745	31,036	17,285	6,241	23,526

Expenses:
Rental property operating and maintenance	3,612	5,444	9,056	3,265	3,452	6,717
Real estate taxes	1,512	1,427	2,939	1,451	779	2,230
Investment advisory, management, leasing, and development services	2,790	—	2,790	692	—	692
Rent - unconsolidated real estate entities	55	—	55	58	—	58
Interest	5,119	5,502	10,621	4,971	2,626	7,597
Depreciation and amortization	3,112	4,456	7,568	2,957	5,023	7,980
General and administrative	3,489	—	3,489	4,584	—	4,584

Total expenses	19,689	16,829	36,518	17,978	11,880	29,858

Gain on sale of real estate	9,599	—	9,599	—	—	—
Interest income	594	—	594	363	—	363
Equity in net loss of unconsolidated real estate entities	(5,165)	5,165	—	(5,639)	5,639	—
Minority interests - unitholders in the Operating Partnership	(2,568)	—	(2,568)	3,270	—	3,270
Minority interests in consolidated real estate entities	34	—	34	(115)	—	(115)

Income (loss) before loss from discontinued operations and (provision) benefit for income taxes	2,096	81	2,177	(2,814)	—	(2,814)
Loss from discontinued operations	—	(81)	(81)	—	—	—

Income (loss) before provision (benefit) for income taxes	2,096	—	2,096	(2,814)	—	(2,814)
(Provision) benefit for income taxes	(786)	—	(786)	1,068	—	1,068

Net income (loss)	$1,310	$—	$1,310	$(1,746)	$—	$(1,746)

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED STATEMENTS OF OPERATIONS (Non-GAAP) – continued

(in thousands)

(unaudited)

	For the nine months ended September 30, 2006			For the nine months ended September 30, 2005
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Revenues:
Rental	$24,886	$19,695	$44,581	$24,229	$11,364	$35,593
Tenant reimbursements	14,319	2,689	17,008	14,286	1,101	15,387
Parking and other	3,059	3,508	6,567	3,266	1,494	4,760
Investment advisory, management, leasing, and development services	5,896	—	5,896	3,601	—	3,601
Investment advisory, management, leasing, and development services - unconsolidated real estate entities	9,645	—	9,645	6,124	—	6,124

Total revenues	57,805	25,892	83,697	51,506	13,959	65,465

Expenses:
Rental property operating and maintenance	11,789	12,223	24,012	10,909	7,456	18,365
Real estate taxes	4,431	3,003	7,434	4,343	1,477	5,820
Investment advisory, management, leasing, and development services	6,894	—	6,894	4,482	—	4,482
Rent - unconsolidated real estate entities	170	—	170	175	—	175
Interest	15,878	10,750	26,628	16,224	5,261	21,485
Depreciation and amortization	9,517	11,138	20,655	9,384	9,142	18,526
General and administrative	11,755	—	11,755	9,649	—	9,649

Total expenses	60,434	37,114	97,548	55,166	23,336	78,502

Gain on purchase of other secured loan	—	—	—	25,776		25,776
Gain on sale of real estate	9,599	—	9,599	—	—	—
Loss from early extinguishment of debt	(360)	—	(360)	—	—	—
Interest income	1,867	—	1,867	1,084	—	1,084
Equity in net loss of unconsolidated real estate entities	(9,500)	9,500	—	(9,377)	9,377	—
Minority interests - unitholders in the Operating Partnership	728	—	728	(7,386)	—	(7,386)
Minority interests in consolidated real estate entities	(490)	—	(490)	(82)	—	(82)

(Loss) income before income from discontinued operations and benefit (provision) for income taxes	(785)	(1,722)	(2,507)	6,355	—	6,355
Income from discontinued operations	—	1,722	1,722	—	—	—

(Loss) income before benefit for income taxes	(785)	—	(785)	6,355	—	6,355
Benefit (provision) for income taxes	303	—	303	(2,811)	—	(2,811)

Net (loss) income	$(482)	$—	$(482)	$3,544	$—	$3,544

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED BALANCE SHEET (Non-GAAP)

(in thousands)

(unaudited)

The following is the pro-rata consolidated balance sheet of TPGI as of September 30, 2006 and December 31, 2005, including reconciliations from the consolidated balance sheets to the pro-rata consolidated balance sheets.

	September 30, 2006			December 31, 2005
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
ASSETS
Investments in real estate, net	$324,271	$251,923	$576,194	$313,161	$178,749	$491,910
Investments in unconsolidated real estate entities	45,515	(45,515)	—	41,124	(41,124)	—
Cash and cash equivalents	84,604	2,753	87,357	63,915	1,413	65,328
Restricted cash	19,678	16,316	35,994	15,511	7,696	23,207
Rents, deferred rents and other receivables, net	23,309	8,555	31,864	28,250	4,734	32,984
Deferred charges and other assets, net	59,257	29,799	89,056	59,926	28,023	87,949

Total assets	$556,634	$263,831	$820,465	$521,887	$179,491	$701,378

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage, other secured, and unsecured loans	$334,026	$247,226	$581,252	$325,179	$163,926	$489,105
Accounts payable, dividends and distributions payable, and other liabilities	37,018	16,605	53,623	19,203	15,565	34,768

Total liabilities	371,044	263,831	634,875	344,382	179,491	523,873
Minority interests	81,222	—	81,222	74,125	—	74,125
Total stockholders’ equity	104,368	—	104,368	103,380	—	103,380

Total liabilities and stockholders’ equity	$556,634	$263,831	$820,465	$521,887	$179,491	$701,378

Thomas Properties Group, Inc.

Supplemental Financial Information

EARNINGS BEFORE DEPRECIATION, AMORTIZATION AND DEFERRED TAXES (EBDT) (Non-GAAP)

(in thousands, except share and per share data)

(unaudited)

The Company uses EBDT as a supplemental performance measure. EBDT excludes the following items: i) deferred income tax expense (benefit); ii) minority interests; iii) non-cash charges for depreciation and amortization; and iv) amortization of loan costs. EBDT provides a performance measure that, when compared year over year, reflects the impact to operations from changes to occupancy rates, rental rates, operating costs, development and redevelopment activities, general and administrative expenses, and interest costs, and provides perspective on operating performance not immediately apparent from net income. EBDT should be considered only as a supplement to net income as a measure of our performance. EBDT also assists our management in identifying trends for purposes of financial planning and forecasting results. However, the usefulness of EBDT as a performance measure is limited and EBDT should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. EBDT also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP) or as an alternative to net income (loss) as an indicator of our operating performance.

Reconciliation of Net Income (Loss) to EBDT:

	For the three months ended March 31, 2006			For the three months ended June 30, 2006
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net loss	$(1,428)	$—	$(1,428)	$(366)	$—	$(366)
Deferred income tax benefit	(899)	—	(899)	(190)	—	(190)
Minority interests	(2,167)	—	(2,167)	(604)	—	(604)
Depreciation and amortization	3,105	3,227	6,332	3,300	3,455	6,755
Amortization of loan costs	172	292	464	89	318	407

EBDT	$(1,217)	$3,519	$2,302	$2,229	$3,773	$6,002

TPGI share of EBDT (1)	$(564)	$1,631	$1,067	$1,010	$1,710	$2,720

EBDT per share – basic			$0.07			$0.19

EBDT per share – diluted			$0.07			$0.19

Weighted average common shares outstanding - basic			14,320,779			14,332,397

Weighted average common shares outstanding - diluted			14,326,739			14,347,971

(1)	Based on an interest in our operating partnership of 46.4% and 45.3% for the three months ended March 31, 2006 and June 30, 2006, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

EARNINGS BEFORE DEPRECIATION, AMORTIZATION AND DEFERRED TAXES (EBDT) (Non-GAAP) – continued

(in thousands, except share and per share data)

(unaudited)

	For the three months ended September 30, 2006			For the three months ended September 30, 2005
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net income (loss)	$1,310	$—	$1,310	$(1,746)	$—	$(1,746)
Deferred income tax expense (benefit)	786	—	786	(1,068)	—	(1,068)
Minority interests	2,533	—	2,533	(3,155)	—	(3,155)
Depreciation and amortization	3,112	4,456	7,568	2,957	5,023	7,980
Amortization of loan costs	97	415	512	97	256	353

EBDT	$7,838	$4,871	$12,709	$(2,915)	$5,279	$2,364

TPGI share of EBDT (1)	$3,539	$2,199	$5,738	$(1,348)	$2,442	$1,094

EBDT per share – basic			$0.40			$0.08

EBDT per share – diluted			$0.39			$0.08

Weighted average common shares outstanding - basic			14,343,833			14,303,774

Weighted average common shares outstanding - diluted			14,826,378			14,319,755

(1)	Based on an interest in our operating partnership of 45.1% and 46.3% for the three months ended September 30, 2006 and 2005, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

EARNINGS BEFORE DEPRECIATION, AMORTIZATION AND DEFERRED TAXES (EBDT) (Non-GAAP) – continued

(in thousands, except share and per share data)

(unaudited)

	For the nine months ended September 30, 2006			For the nine months ended September 30, 2005
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net (loss) income	$(482)	$—	$(482)	$3,544	$—	$3,544
Deferred income tax (benefit) expense	(303)	—	(303)	2,811	—	2,811
Minority interests	(238)	—	(238)	7,468	—	7,468
Depreciation and amortization	9,517	11,138	20,655	9,384	9,142	18,526
Amortization of loan costs	358	1,025	1,383	448	628	1,076

EBDT	$8,852	$12,163	$21,015	$23,655	$9,770	$33,425

TPGI share of EBDT (1)	$3,985	$5,540	$9,525	$10,940	$4,519	$15,459

EBDT per share – basic			$0.66			$1.08

EBDT per share – diluted			$0.64			$1.08

Weighted average common shares outstanding - basic			14,333,815			14,298,532

Weighted average common shares outstanding - diluted			14,779,584			14,307,584

(1)	Based on an interest in our operating partnership of 45.3% and 46.3% for the nine months ended September 30, 2006 and 2005, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

AFTER TAX CASH FLOW (ATCF) (Non-GAAP)

(in thousands, except share and per share data)

(unaudited)

We define ATCF as net income (loss) excluding the following items: i) deferred income tax expense (benefit); ii) minority interests; iii) non-cash charges for depreciation and amortization; iv) amortization of loan costs; v) non-cash compensation expense; vi) the adjustment to recognize rental revenues using the straight-line method; and vii) the adjustment to rental revenue to reflect the fair-market value of rents.

Our management utilizes ATCF data in assessing performance of our business operations in period to period comparisons and for financial planning purposes. ATCF should be considered only as a supplement to net income as a measure of our performance. ATCF should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. ATCF also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

Reconciliation of Net Income (Loss) to ATCF:

	For the three months ended March 31, 2006			For the three months ended June 30, 2006
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net loss	$(1,428)	$—	$(1,428)	$(366)	$—	$(366)
Deferred income tax benefit	(899)	—	(899)	(190)	—	(190)
Minority interests	(2,167)	—	(2,167)	(604)	—	(604)
Depreciation and amortization	3,105	3,227	6,332	3,300	3,455	6,755
Amortization of loan costs	172	292	464	89	318	407
Non-cash compensation expense	145	—	145	2,029	—	2,029
Straight-line rent adjustments	1,329	(696)	633	1,423	(560)	863
Fair market value of rent adjustments	(69)	24	(45)	(167)	(14)	(181)

ATCF	$188	$2,847	$3,035	$5,514	$3,199	$8,713

TPGI share of ATCF (1)	$87	$1,320	$1,407	$2,499	$1,449	$3,948

ATCF per share – basic			$0.10			$0.28

ATCF per share – diluted			$0.10			$0.28

Weighted average common shares outstanding - basic			14,320,779			14,332,397

Weighted average common shares outstanding - diluted			14,326,739			14,347,971

(1)	Based on an interest in our operating partnership of 46.4% and 45.3% for the three months ended March 31, 2006 and June 30, 2006, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

EARNINGS BEFORE DEPRECIATION, AMORTIZATION AND DEFERRED TAXES (EBDT) (Non-GAAP) – continued

(in thousands, except share and per share data)

(unaudited)

	For the three months ended September 30, 2006			For the three months ended September 30, 2005
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net income (loss)	$1,310	$—	$1,310	$(1,746)	$—	$(1,746)
Deferred income tax expense (benefit)	786	—	786	(1,068)	—	(1,068)
Minority interests	2,533	—	2,533	(3,155)	—	(3,155)
Depreciation and amortization	3,112	4,456	7,568	2,957	5,023	7,980
Amortization of loan costs	97	415	512	97	256	353
Non-cash compensation expense	199	—	199	126	—	126
Straight-line rent adjustments	1,313	(1,494)	(181)	1,747	(186)	1,561
Fair market value of rent adjustments	(22)	30	8	(45)	(34)	(79)

ATCF	$9,328	$3,407	$12,735	$(1,087)	$5,059	$3,972

TPGI share of ATCF (1)	$4,212	$1,538	$5,750	$(503)	$2,340	$1,837

ATCF per share – basic			$0.40			$0.13

ATCF per share – diluted			$0.39			$0.13

Weighted average common shares outstanding - basic			14,343,833			14,303,774

Weighted average common shares outstanding - diluted			14,826,378			14,319,755

(1)	Based on an interest in our operating partnership of 45.1% and 46.3% for the three months ended September 30, 2006 and 2005, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

AFTER TAX CASH FLOW (ATCF) (Non-GAAP) – continued

(in thousands, except share and per share data)

(unaudited)

	For the nine months ended September 30, 2006			For the nine months ended September 30, 2005
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net (loss) income	$(482)	$—	$(482)	$3,544	$—	$3,544
Deferred income tax (benefit) expense	(303)	—	(303)	2,811	—	2,811
Minority interests	(238)	—	(238)	7,468	—	7,468
Depreciation and amortization	9,517	11,138	20,655	9,384	9,142	18,526
Amortization of loan costs	358	1,025	1,383	448	628	1,076
Non-cash compensation expense	2,373	—	2,373	389	—	389
Straight-line rent adjustments	4,065	(2,750)	1,315	4,118	(960)	3,158
Fair market value of rent adjustments	(258)	40	(218)	(195)	(154)	(349)

ATCF	$15,032	$9,453	$24,485	$27,967	$8,656	$36,623

TPGI share of ATCF (1)	$6,798	$4,307	$11,105	$12,935	$4,003	$16,938

ATCF per share – basic			$0.77			$1.18

ATCF per share – diluted			$0.75			$1.18

Weighted average common shares outstanding - basic			14,333,815			14,298,532

Weighted average common shares outstanding - diluted			14,779,584			14,307,584

(1)	Based on an interest in our operating partnership of 45.3% and 46.3% for the nine months ended September 30, 2006 and 2005, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

INVESTMENT ADVISORY, MANAGEMENT, LEASING AND DEVELOPMENT SERVICES

(in thousands)

	Three months ended September 30,		Nine months ended September 30,
	2006	2005	2006	2005
Property management, leasing, and development services fees	$5,614	$4,327	$15,887	$10,562
Investment advisory fee:
Asset management fees	1,578	959	3,798	2,399
Acquisition and disposition fees	—	1,407	1,475	2,340

Total gross fee revenues	7,192	6,693	21,160	15,301
Elimination of intercompany fee revenues	(1,773)	(2,658)	(5,619)	(5,576)

Total net fee revenues	$5,419	$4,035	$15,541	$9,725

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA (as of September 30, 2006)

Our Ownership Properties

	Location	TPGI Percentage Interest		Year Built/ Renovated	Rentable Square Feet (1)	Percent Leased (2)	Estimated Year Stabilized (3)	Estimated Stabilized Net Operating Income (NOI) (4)		Expected Capital Expenditures to Complete Stabilization (5)		Loan Balance
Consolidated properties:
One Commerce Square	Philadelphia, PA	89.0	%(6)	1987	942,866	93.8%	N/A	$13,293,000			N/A	$130,000,000
Two Commerce Square	Philadelphia, PA	89.0	(6)	1992	953,276	99.3	N/A	14,479,000	(7)		N/A	161,433,000

Total/Weighted Average:					1,896,142	96.5%		$27,772,000				$291,433,000

Unconsolidated properties:
2121 Market Street (8)	Philadelphia, PA	50.0%		2001	20,835	100.0%	N/A	$2,054,000		$	N/A	$19,469,000
Reflections I	Reston, VA	25.0		2000	123,546	100.0	N/A	2,876,000			N/A	22,953,000
Reflections II	Reston, VA	25.0		1984/2001	64,253	100.0	N/A	1,652,000			N/A	9,564,000
2500 City West	Houston, TX	25.0		1982	578,284	93.2	N/A	7,124,000			N/A	72,216,000
City National Plaza	Los Angeles, CA	21.3		1972-1973	2,639,373	63.8	2009	58,570,000			131,205,000	461,004,000
Four Falls Corporate Center	Conshohocken, PA	25.0		1987	253,985	87.5	2008	4,754,000			4,145,000	50,067,000
Oak Hill Plaza	Wayne/King of Prussia, PA	25.0		1982	164,360	80.0	2009	2,501,000			1,567,000	40,700,000
Walnut Hill Plaza	Wayne/King of Prussia, PA	25.0		1986	150,573	60.8	2009	2,043,000			4,087,000	(9)
San Felipe Plaza	Houston, TX	25.0		1984	980,472	89.0	2007	11,992,000			9,423,000	102,534,000
Brookhollow Central I, II and III	Houston, TX	25.0		1972/1979/1981	804,181	55.5	2009	8,087,000			32,565,000	54,984,000
Intercontinental Center	Houston, TX	25.0		1983	196,895	66.3	2007	1,578,000			2,926,000	(10)
CityWestPlace	Houston, TX	25.0		1993/1998/2001	1,473,020	86.6	2008	21,045,000			9,042,000	203,400,000

Total/Weighted Average:					7,449,777	75.2%		$124,276,000			$194,960,000	$1,036,891,000

(1)	Square footage for both on-site and off-site parking is excluded. Total portfolio square footage includes office properties and mixed-use space (including retail), but excludes 168 apartment units at 2121 Market Street. Some of the properties have been re-measured in accordance with Building Owners and Managers Association (BOMA) 1996 standards, and the rentable area for these properties reflects the BOMA 1996 measurement guidelines. For the other properties, the rentable area is calculated consistent with leases in place on the property and local market conventions.

(2)	Percent leased represents the sum of the square footage of the signed leases as a percentage of rentable area described in (1) above.

(3)	For properties under renovation, represents the year in which stabilization, or 93% occupancy, is expected to occur.

(4)	For properties stabilized as of September 30, 2006, estimated stabilized net operating income (NOI) represents the expected annualized NOI as of September 30, 2006. For properties expected to become stabilized in future years, estimated stabilized NOI represents the sum of i) the annualized straight-line rent under existing leases which will be in place in the year the properties are stabilized, calculated as if the leases began in the year of stabilization; ii) the annualized expected straight-line market rent for the remaining space (up to the stabilized occupancy percentage); and iii) estimated parking and other income, less estimated operating expenses.

(5)	For properties under renovation, represents the capital expenditures, including tenant improvements and leasing commissions, expected to be spent to complete the stabilization of the property.

(6)	TPGI has an option to purchase the remaining 11% interests in One Commerce Square and Two Commerce Square for a maximum price of $4 million that we expect to exercise following October 2007.

(7)	A major lease at Two Commerce Square which expires in 2008 and 2009 is at rates that are above market rates. The estimated stabilized NOI above does not include the over-market rental amount. The estimated present value of the over-market rent as of September 30, 2006 is approximately $24,122,000.

(8)	The information presented for 2121 Market Street represents the information for two retail/office tenants only, and excludes the 168 residential units.

(9)	The loan balance for this property is included with Oak Hill Plaza.

(10)	The loan balance for this property is included with Brookhollow Central I, II and III.

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA (as of September 30, 2006) - continued

Our Development Properties

Development Properties	Location	TPGI Percentage Interest		Number of Acres		Potential Property Types	Potential Square Feet Upon Completion/ Development		Book Value	Loan Balance
Four Points Centre	Austin, TX	100%		259.8	(1)	Office/R&D/Hotel/Retail	1,660,000	(2)	$17,949,000	$4,000,000
Murano	Philadelphia, PA	73	(3)	1.1		Residential	576,000	(4)	26,609,000	17,434,000
2100 JFK Boulevard	Philadelphia, PA	100		0.7		Residential/Office/Retail	391,000		4,857,000	—
Campus El Segundo	El Segundo, CA	100		26.1		Office/Retail/R&D/Hotel	1,930,000	(5)	33,212,000	17,259,000
2500 City West land	Houston, TX	25		6.3		Residential Office/Retail/Hotel	500,000		6,885,000	—
CityWestPlace land	Houston, TX	25		24.0		Residential/Office/Retail/Hotel	1,500,000		20,125,000	—

Total				318.0			6,557,000		$109,637,000	$38,693,000

(1)	Includes 182 acres designated as a habitat preserve.

(2)	The property will support the development of 280,000 square feet of office space, 230,000 square feet of retail space, 900,000 square feet of office and research and development space, and a 250,000 square foot (approximately 250 rooms) hotel.

(3)	We have a $20.5 million preferred equity interest in Murano, and as of September 30, 2006, have contributed $4,946,000. Excluding the preferred equity interest, we own a 73.0% ownership interest in Murano.

(4)	The development of Murano, a 302-unit high-rise residential condominium project, commenced in the second quarter of 2006.

(5)	The total Campus El Segundo development project is comprised of 46.5 acres and, as currently planned, will consist of up to 2.175 million square feet of mixed-use development. A 14.1 acre parcel, which may include up to approximately 250,000 square feet of development, was sold in September 2006. In addition, in September 2006, a 5.4 acre parcel was sold and a 1.0 acre parcel of the Campus El Segundo property was deeded to the City of El Segundo. The remaining 26.1 acre parcel will support up to 1.9 million square feet of development.

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA (as of September 30, 2006) - continued

Our Managed Properties

Managed Properties	Location	Year Built/ Renovated	Rentable Square Feet	Percent Leased
800 South Hope Street	Los Angeles, CA	1985/2000	242,176	90.1%
Valencia Town Center	Valencia, CA	1996-2001	393,626	99.4
Pacific Financial Plaza	Newport Beach, CA	1982/1993	279,474	100.0
1835 Market Street	Philadelphia, PA	1987	686,503	93.2
CalEPA Headquarters	Sacramento, CA	2000	950,939	100.0

Total/Weighted Average			2,552,718	97.1%

Thomas Properties Group, Inc.

Supplemental Financial Information

DEBT SUMMARY

(in thousands)

A summary of our outstanding consolidated debt as of September 30, 2006 is as follows:

	Interest rate	Outstanding debt	Maturity date
Secured debt
One Commerce Square mortgage loan (1)	5.7%	$130,000	1/6/16
Two Commerce Square:
Mortgage loan (2)	6.3	115,941	5/09/13
Senior mezzanine loan (3) (4)	17.4	41,430	1/09/10
Junior mezzanine loan (3) (5)	15.0	4,062	1/09/10
Campus El Segundo mortgage loan (6)	Prime Rate or LIBOR + 2.25	17,259	10/10/07
Four Points Centre mortgage loan (7)	Prime Rate	4,000	8/28/07

Total secured debt		$312,692

Unsecured and other debt
Murano loan (8)	LIBOR + 1.50%	17,434	9/26/07
Former minority partner (9)	5.0	3,900	10/12/09

		$21,334

Weighted-average interest rate	7.6%

(1)	The mortgage loan is subject to interest only payments for the first five years, and thereafter, principal and interest payments are due based on a thirty-year amortization schedule. The loan is subject to yield maintenance payments for any prepayments prior to October 2015, and beginning January 2009, may be defeased.

(2)	The mortgage loan may be defeased, and beginning February 2012, may be prepaid.

(3)	These loans are guaranteed by Mr. Thomas up to an aggregate maximum of $7,500,000. We have agreed to indemnify Mr. Thomas in the event his guarantees are called upon.

(4)	The senior mezzanine loan bears interest at a rate such that the weighted average of the rate on this loan and the rate on the mortgage loan secured by Two Commerce Square equals 9.2% per annum. The effective interest rate on this loan as of September 30, 2006 was 17.4% per annum. The loan may not be prepaid prior to August 9, 2009, and thereafter is subject to yield maintenance payments unless the loan is prepaid within 60 days of maturity. The loan is secured by our ownership interest in the real estate entities that own Two Commerce Square.

(5)	Interest at a rate of 10% per annum is payable currently, and additional interest of 5% per annum is deferred until maturity. The loan is subject to the greater of 3% of the principal amount or a yield maintenance premium for any prepayments. The loan is secured by our ownership interest in the real estate entities that own Two Commerce Square.

(6)	The weighted average interest rate as of September 30, 2006 was 7.4% per annum.

(7)	The prime rate as of September 30, 2006 was 8.25% per annum.

(8)	A subsidiary of the Operating Partnership pledged its preferred equity interest in Murano to a lender for $17,434,000. With the consent of the lender, the maturity date can be extended until September 2008. The Operating Partnership has guaranteed this loan.

(9)	The loan is due to our former minority partner in TPG-El Segundo Partners, LLC. Principal and interest are due at maturity.

Thomas Properties Group, Inc.

Supplemental Financial Information

DEBT SUMMARY – continued

(in thousands)

As of September 30, 2006, our company had investments in entities owning unconsolidated properties with stated ownership percentages ranging from 21.3% to 50.0%. We do not have control of these entities, and none of the entities are considered variable interest entities. Therefore, we account for them using the equity method of accounting. The table below summarizes the outstanding debt for the unconsolidated properties as of September 30, 2006:

	Interest Rate		Principal Amount	Maturity Date	TPGI Share of Principal Amount
City National Plaza (1)
Senior mortgage loan	LIBOR + 1.35	% (2)	$420,000	7/17/08	$89,635
Senior mezzanine loan	LIBOR + 1.35	(2)	30,000	7/17/08	6,403
Junior mezzanine loan	LIBOR + 3.70	(2)	11,004	7/17/08	2,348
CityWestPlace
Senior mortgage loan	6.16		121,000	6/6/16	30,250
Senior mortgage loan	LIBOR + 1.25	(2)	82,400	6/1/08	20,600
San Felipe Plaza
Senior mortgage loan	5.28		101,500	8/11/10	25,375
Senior mortgage loan	LIBOR + 3.00		1,034	8/11/10	259
2500 City West
Senior mortgage loan	5.28		70,000	8/11/10	17,500
Senior mortgage loan	LIBOR + 3.00		2,216	8/11/10	554
Brookhollow Central I, II, and III / Intercontinental Center
Senior mortgage loan	LIBOR + 2.25	(2)	53,000	8/9/07	13,250
Senior mortgage loan	LIBOR + 3.30	(2)	1,984	8/9/07	496
Four Falls Corporate Center
Note A	5.31		42,200	3/6/10	10,550
Note B (3)	LIBOR + 3.25	(2)(4)	7,867	3/6/10	1,967
Oak Hill Plaza/Walnut Hill Plaza
Note A	5.31		35,300	3/6/10	8,825
Note B (3)	LIBOR + 3.25	(2)(4)	5,400	3/6/10	1,350
2121 Market Street (5)	6.05		19,469	8/1/33	9,735
Reflections I	5.23		22,953	4/1/15	5,738
Reflections II	5.22		9,564	4/1/15	2,391

			$1,036,891		$247,226

Weighted-average interest rate	6.34%

(1)	The senior mortgage loan and senior mezzanine loan are subject to exit fees equal to .25% of the loan amounts. The junior mezzanine loan, with maximum borrowings up to $130.0 million, is subject to an exit fee equal to .5% of the outstanding loan amount. Under certain circumstances all of the exit fees will be waived.

(2)	The joint venture that owns these properties has purchased interest rate cap agreements for the funded portion of these loans.

(3)	These loans are subject to exit fees equal to 1% of the loan amounts, however, under certain circumstances the exit fees will be waived.

(4)	These loans bear interest at the greater of the one month LIBOR or 2.25%, plus the applicable margin. As of September 30, 2006, one month LIBOR exceeded 2.25%.

(5)	The 2121 Market Street mortgage loan is prepayable without penalty after May 1, 2013, at which date the outstanding principal amount of this debt will be approximately $17.2 million. The interest rate will increase to the greater of 8.1% or the treasury rate plus 2.0% on August 1, 2013. Any amounts over the initial interest rate may be deferred to the extent excess cash is not available to make such payments. Provided there is no deferred interest, the loan balance will be fully amortized on August 1, 2033, the maturity date of the loan.

Thomas Properties Group, Inc.

Supplemental Financial Information

CAPITAL STRUCTURE

(in thousands, except share data)

The following is the capital structure of TPGI as of September 30, 2006:

		Aggregate Principal
Debt
Mortgage loans		$267,200
Other loans		66,826

Total consolidated debt		334,026
Company share of unconsolidated debt		247,226

Total combined debt		$581,252

	Shares/Units Outstanding	Market Value (1)
Equity
Common stock	14,418,261	$185,275
Operating partnership units	17,516,669	225,089

Total common equity	31,934,930	$410,364

Total consolidated market capitalization		$744,390

Total combined market capitalization (2)		$991,616

(1)	Based on the closing price of $12.85 per share on September 30, 2006.

(2)	Includes TPGI’s share of debt of unconsolidated real estate entities.

Thomas Properties Group, Inc.

Supplemental Financial Information

OTHER INFORMATION

Principal Corporate Office

Thomas Properties Group, Inc.

515 South Flower Street

Sixth Floor

Los Angeles, CA 90071

Phone: (213) 613-1900

Fax: (213) 633-4760

www.tpgre.com

The information contained on our website is not incorporated herein by reference and does not constitute a part of this supplemental financial information.

Investor Relations	Transfer Agent and Registrar	Stock Market Listing
Diana M. Laing	Computershare Trust Company	NASDAQ: TPGI
Chief Financial Officer	P.O. Box 43023
515 South Flower Street	Providence, RI 02940-3023
Sixth Floor	Phone: (781) 575-2879
Los Angeles, CA 90071
Phone: (213) 613-1900
E-mail: dlaing@tpgre.com

Board of Directors and Executive Officers

James A. Thomas	Chairman, President and CEO
Randall L. Scott	Executive Vice President, Director
John R. Sischo	Executive Vice President, Director
Thomas S. Ricci	Executive Vice President
Diana M. Laing	Chief Financial Officer and Secretary
Robert D. Morgan	Vice President, Accounting and Administration
R. Bruce Andrews	Director
Edward D. Fox	Director
John L. Goolsby	Director
Winston H. Hickox	Director